                        Van Eck Worldwide Balanced Fund
                    --------------------------------------
                               1996 Annual Report
Dear Shareholder:

While not surpassing 1995's exceptionally high returns, global equity markets produced strong gains in 1996, supported by low interest rates and moderate economic growth. After selling off sharply in the first quarter due to worries over stronger-than-expected growth, global bond markets rose modestly. As the year progressed, the Fund became more fully invested. The Worldwide Balanced Fund recorded a total return of 11.6%* for the calendar year ended December 31, 1996.

GLOBAL EQUITY MARKETS

Similar to 1995, most major world stock markets produced excellent returns in 1996. The Japanese market was the notable exception. While the impetus for higher global equity prices varied by market, continued favorable global monetary policy, along with moderate but controlled economic expansion, provided an attractive investment backdrop for global equities. For the year, global equities increased 14.0%, an impressive result considering the 15.4% decline in the Japanese market (in U.S. dollars). The U.S. market again performed well on the back of continued moderate economic growth, low inflation and good corporate earnings growth. European equities turned in very strong performances (up 21.6%) as investors focused on the benefits to continental interest rates from the more likely implementation of European Monetary Union
(EMU). Unrealized expectations of a sharp rebound in economic and corporate earnings growth and a likely fiscal tightening for 1997 contributed to the poor investment results in Japanese equities. Asia Pacific and Latin American markets registered gains of 21%-22% on average, though performance within these regions was quite different on a country and stock-specific basis. Your Fund was over 60% invested in equities by year end.

U.S. equities, which comprised approximately 45%-50% of the Fund's total equity investments by year end, gained 24.1% in 1996, benefiting from strong corporate profitability and the favorable supply/demand situation with respect to cash inflows into mutual funds and net corporate buybacks of shares. The market showed surprising resilience earlier in the year after a sharp sell-off in the bond market as signs of strengthening economic growth surfaced. As the year progressed, worries of an accelerating economy faded, producing a reversal in the bond market and underpinning equity valuations. In this moderate growth environment, we focused on secular growth themes, overweighting sectors such as technology, financials and drugs. The former two sectors were the best performing groups in the U.S.

Though economic expansion was weak in most Continental European countries, several factors combined to support the strong rally in European shares (which comprised about 20% of the Fund's total equity investments). A weak economy encouraged the German Bundesbank and neighboring central banks to lower short-term interest rates. In addition to bolstering bond prices, this development had a corresponding positive impact on equity values. Further, in response to declining inflation, central banks in the peripheral European countries, such as Sweden, Spain and Italy, lowered base rates significantly, while their governments addressed fiscal deficits in order to qualify for EMU. This resulted in a sharp convergence of bond yields throughout the European markets, much to the benefit of the peripheral equity markets. In such an environment, it was no surprise that Sweden (+38.0%) and Spain (+41.3%) outpaced their European counterparts. The UK (+27.4%) and Ireland (+32.0%) also turned in solid gains, though most of their gains were due to strong domestic economies and an export-led expansion. The Fund's exposure to sought after growth stocks (Compass Group) and corporate restructuring stories (Hoechst, Royal Dutch) contributed to Fund performance.

Although Japan's economic growth will probably end the March 1997 fiscal year near 2.5%, expectations by the investment community for higher economic growth were not met, thereby disappointing market observers. The weaker-than-anticipated recovery and limited commitment of Japanese companies to restructure their operations resulted in only modest earnings growth compared to the declines suffered during the recession of the 1990's. The impact of slower growth in the current year is compounded when considering changes that will occur in fiscal policy for 1997. Much of the pick-up that was seen in consumer spending in 1996 was in anticipation of an increase in the consumption tax from 3% to 5% in April 1997. Thus, even though economic growth in 1996 fell short of expectations, some of the 1997 consumer spending has already been brought forward to the current year. This "borrowed" spending, combined with a reduction in government infrastructure expenditures for 1997, led analysts to downgrade their growth expectations for Japan in 1997 as well. In 1996, the Fund was underweighted in Japan, ending the year at approximately 14% of total equity investments. Specifically, the portfolio was underweighted in Japanese financial stocks due to fundamental weakness in the banking sector. We overweighted the portfolio in export-related and technology stocks as the weak yen made companies in these areas more competitive on a global basis. The cyclical upturn in technology stocks also prompted us to overweight the Fund in high-tech issues.

There was a marked difference in year-to-date performance among the various Asia Pacific markets (which comprised approximately 6% of the total equity position). Hong Kong, which makes up most of this position, was clearly the star performer (+33.1%). The market benefited from a U.S. bond rally after the March sell-off, a recovery in the Hong Kong residential property market, a stronger Chinese economy and reduced tension over China's takeover of Hong Kong, which is set for July 1, 1997. Conversely, Thailand (-36.6%: 0.2% of equities held) dealt with weaker export growth in response to the poor DRAM semi-conductor market, high interest rates which reigned in previously high economic growth and political unrest.

Latin American equities (about 9% of total equities) produced excellent gains on balance, increasing 22.0% for the year. Performance among the four major markets differed. Brazil (+42.5%), Mexico (+18.0%) and Argentina (+20.3%) turned in solid investment results, while Chile (-13.5%) lagged its regional neighbors as the country's perennially strong economy decelerated slightly. Economies in Brazil, Mexico and Argentina showed strong signs of recovering from the 1995 recessions sparked by the devaluation of the Mexican peso in late 1994. In Brazil, recently (or soon to be) privatized companies in the utility sector (the only sector held in that country) outperformed the market, while private-sector companies sharply underperformed the local index.

GLOBAL BOND MARKETS

1996 was bittersweet for global fixed income investors. In local currency terms, every major bond market outpaced the U.S. market, but an appreciating U.S. dollar erased most of those gains. The three major bond markets, the U.S., Japan and Germany, produced the lowest returns, while the riskiest markets, which include emerging markets and the peripheral European markets, produced the best investment results. Bonds comprised approximately 30% of your Fund's investments at year end.

The U.S. market, where the entire bond portfolio was held, was volatile in 1996 as perceptions of the economy's strength remained unclear throughout the year. Early in 1996, the Federal Reserve cut short-term interest rates in response to seemingly weak economic activity. A series of strong employment reports and rising consumer spending quickly dashed hopes of further interest rate cuts, prompting some of the largest one-day price declines in a decade. After being as low as 5.95% on January 3, the yield on the 30-year U.S. Treasury bond hit a high of 7.19% for 1996 on June 12. Analysts feared that stronger growth would prompt the Federal Reserve to raise rates. For the balance of 1996, however, yields fell back to around 6.6% as growth remained steady and the likelihood of any move by the Fed receded. The U.S. market ended the year with a modest gain of 2.7%.

THE OUTLOOK

Similar to the beginning of 1996, we have a favorable investment outlook for global financial assets and expect reasonable investment results in the year ahead. We do not anticipate global equity returns to match those of the past two years. With a moderate growth, low inflation backdrop, we continue to favor stocks over bonds.

With the exception of Japanese equities, we expect international stocks to outperform the U.S. in 1997, though on a stock-selective basis, we continue to find attractive investment ideas domestically. Global inflation does not appear to be a concern while growth in the UK, Europe, Latin America and Asia Pacific should accelerate, with the corresponding favorable impact on corporate earnings growth in those regions. With inflationary concerns relatively low, the interest-rate backdrop is likely to remain favorable for equities. Your portfolio is positioned to capitalize on the growth potential in these regions, with particular emphasis on companies that can benefit from secular investment themes, such as aging demographics, technological change, corporate restructuring, industry consolidation and emerging markets growth. The counter to our positive stance on the above regions is our underweighted position in Japan, where economic growth remains modest and will likely suffer in 1997 as planned fiscal tightening further restricts consumer spending.

We appreciate your participation in the Worldwide Balanced Fund and look forward to helping you meet your investment goals in the future.



    [PHOTOGRAPH             [PHOTOGRAPH
    APPEARS HERE]           APPEARS HERE]


/s/ John C. van Eck     /s/ Derek S. van Eck

John C. van Eck         Derek S. van Eck
Chairman                Portfolio Manager

January 27, 1997

* Average annual returns on the Fund for the 1-year period ending 12/31/96 and for the period from 12/23/94 (commencement of operations) through 12/31/96 were 11.6% and 5.5%, respectively. These returns do not take variable annuity/life fees and expenses into account. The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

Note: All equity performance figures are from Morgan Stanley Capital International Indices.


            Van Eck Worldwide Balanced Fund

               vs. Global Balanced Index*

                      [GRAPH]

           Average Annual Total Return**
        -----------------------------------

           One Year                Life
            11.6%                  5.5%


          Van Eck Worldwide
Date       Balanced Fund     Global Balanced Index
----      -----------------  ---------------------

12/94        10000                  10000
 1/95        10000                   9995
 2/95        10000                  10186
 3/95        10000                  10724
 4/95        10000                  11029
 5/95        10000                  11211
 6/95        10000                  11236
 7/95        10000                  11585
 8/95        10000                  11273
 9/95         9991                  11572
10/95         9960                  11498
11/95        10010                  11791
12/95         9990                  12049
 1/96        10120                  12121
 2/96        10180                  12142
 3/96        10200                  12258
 4/96        10290                  12413
 5/96        10341                  12421
 6/96        10351                  12499
 7/96        10301                  12332
 8/96        10401                  12437
 9/96        10581                  12751
10/96        10681                  12902
11/96        10892                  13405
12/96        11152                  13234


Past performance is not indicative of future results.
The graph shows month-end net asset values, however, the net asset value fluctuates daily.
*The Global Balanced Index consists of 60% MSCI World Equity Index and 40% Salomon Brothers World Government Bond Index.
**Performance is net of the Fund's expenses only, which were fully reimbursed by the Advisor. Had the Fund incurred all expenses, investment returns would have been reduced.

                            Worldwide Balanced Fund
                     Investment Portfolio December 31, 1996

                                                      NO. OF  VALUE
COMMON STOCK                                          SHARES (NOTE 1)
---------------------------------------------------------------------
ARGENTINA: 1.6%
Banca de Galicia Buenos Aires (ADR)                     500  $12,125
Telecom Argentina Stet-France Telecom S.A. (ADR)        300   12,112
                                                             -------
                                                              24,237
                                                             -------
BRAZIL: 1.5%
Telecomunicacoes Brasileiras S.A. (ADR)                 300   22,950
                                                             -------
CHILE: 0.4%
Chilgener S.A. (ADR)                                    250    5,219
                                                             -------
FINLAND: 0.4%
Nokia AB "A" (ADR)                                      100    5,763
                                                             -------
FRANCE: 3.6%
Carrefour S.A.                                           50   32,524
Scor S.A.                                               600   21,098
                                                             -------
                                                              53,622
                                                             -------
GERMANY: 2.8%
Hoechst AG                                              400   18,870
VEBA AG                                                 400   23,102
                                                             -------
                                                              41,972
                                                             -------
HONG KONG: 4.2%
Cheung Kong (Holdings) Ltd. (ADR)                     3,500   31,150
Sun Hung Kai Properties Ltd. (ADR)                    2,500   30,625
                                                             -------
                                                              61,775
                                                             -------
JAPAN: 10.1%
Canon Inc. (ADR)                                        200   22,000
Hitachi Ltd. (ADR)                                      300   27,750
Matsushita Electric Industrial Co., Ltd.              2,000   32,579
Mitsubishi Heavy Industries Ltd.+                     4,000   31,717
Nomura Securities Co. Ltd. (ADR)                         30    4,590
Yamatake-Honeywell                                    2,000   32,234
                                                             -------
                                                             150,870
                                                             -------
MEXICO: 2.8%
Apasco S.A.                                           6,000   41,065
                                                             -------
NETHERLANDS: 3.9%
ING Groep N.V. (ADR)                                    800   28,400
Philips Electronics N.V.                                 50    2,025
Philips Electronics N.V. (ADR)                           50    2,000
Royal Dutch Petroleum Co. (New York Registry Shares)    150   25,613
                                                             -------
                                                              58,038
                                                             -------
SPAIN: 0.1%
Compania Sevillana de Electricidad                      168    1,907
                                                             -------
SWEDEN: 0.3%
Kinnevik AB "B"                                         100    2,747
NetCom Systems AB "A"+                                  100    1,614
                                                             -------
                                                               4,361
                                                             -------
SWITZERLAND: 1.9%
ABB AG-Registered                                        50   12,076
Roche Holdings AG                                         2   15,527
                                                             -------
                                                              27,603
                                                             -------
THAILAND: 0.1%
Krung Thai Bank Ltd. "F"                              1,000    1,930
                                                             -------
UNITED KINGDOM: 1.4%
British Aerospace PLC                                   500   10,973
Compass Group PLC                                       900    9,533
                                                             -------
                                                              20,506
                                                             -------

                                       NO. OF   VALUE
COMMON STOCK                           SHARES  (NOTE 1)
--------------------------------------------------------
UNITED STATES: 34.8%
Allied Signal Inc.                       150  $   10,050
American Express Company                 700      39,550
Boeing Co.                               300      31,913
Burlington Northern Santa Fe             700      60,463
Chase Manhattan Corp.                    400      35,700
Cisco Systems+                           600      38,175
Disney (Walt) Co. (The)                  400      27,850
Federal National Mortgage Association    900      33,525
Intel Corp.                              350      45,828
Lucent Technologies Inc.               1,000      46,250
Merck & Co.                              400      31,700
Mobil Corp.                              300      36,675
Monsanto Co.                             800      31,100
Pfizer Inc.                              150      12,431
SunAmerica, Inc.                         800      35,500
                                              ----------
                                                 516,710
                                              ----------
TOTAL COMMON STOCKS: 69.9%
(Cost: $938,092)                               1,038,528
                                              ----------

                                      PRINCIPAL
LONG-TERM BOND: 30.1%                  AMOUNT
---------------------------------------------------
U.S. Treasury Note 6.125% 12/31/2001
(Cost: $450,773)                      $450,000     448,383
                                                ----------
TOTAL INVESTMENTS: 100.0%
(Cost: $1,388,865)                              $1,486,911
                                                ==========
+ Non-income producing

Glossary:
ADR--American Depositary Receipt

                                          % OF
SUMMARY OF INVESTMENTS BY INDUSTRY      PORTFOLIO
-------------------------------------------------
Aerospace & Defense                        5.0%
Banks                                      5.2%
Brokerage                                  0.3%
Cement                                     2.7%
Chemicals                                  3.4%
Drugs                                      0.8%
Electric Utilities                         2.5%
Electrical Equipment                       1.9%
Electronics                                2.7%
Electronics & Electrical Equipment         2.3%
Entertainment & Leisure Time               1.9%
Financial Services                         7.4%
Holding Co.--Diversified                   0.2%
Insurance                                  1.4%
Manufacturing                              0.7%
Office Equipment                           1.5%
Oil Integrated--International              4.2%
Pharmaceutical                             3.2%
Real Estate                                4.2%
Restaurants                                0.5%
Retail                                     2.2%
Semiconductors & Equipment                 3.1%
Telecommunications                         5.5%
Thrift Holding Company                     2.6%
Transportation                             4.1%
U.S. Government Agencies & Obligations    30.1%
Utilities                                  0.4%
                                         ------
                                         100.0%
                                         ======

                       See Notes to Financial Statements.

                  Worldwide Balanced Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at value (identified cost, $1,388,865) (Note 1).........  $1,486,911
Cash................................................................     277,171
Receivables:
 From Advisor.......................................................       3,401
 Capital shares sold................................................         852
 Interest and dividends.............................................         540
Other assets........................................................       2,719
                                                                      ----------
  Total assets......................................................   1,771,594
                                                                      ----------
LIABILITIES:
Payables:
 Capital shares redeemed............................................       3,263
 Accounts payable...................................................       2,751
                                                                      ----------
  Total liabilities.................................................       6,014
                                                                      ----------
Net Assets..........................................................  $1,765,580
                                                                      ==========
Shares outstanding..................................................     158,544
                                                                      ==========
Net asset value, redemption price and offering price per share......  $    11.14
                                                                      ==========
Net assets consist of:
 Aggregate paid in capital..........................................  $1,626,122
 Unrealized appreciation of investments and foreign currency........      97,593
 Undistributed net investment income................................      40,982
 Undistributed realized gains.......................................         883
                                                                      ----------
                                                                      $1,765,580
                                                                      ==========


                      See Notes to Financial Statements.

                  Worldwide Balanced Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                           FOR THE
                                        EIGHT MONTHS
                                            ENDED
                                        DECEMBER 31,      FOR THE YEAR ENDED
                                            1996            APRIL 30, 1996
                                      ------------------  --------------------
INCOME:
Dividends (less foreign taxes
 withheld $309 and $125,
 respectively).......................           $  3,455             $     787
Interest.............................             36,628                   --
                                                --------             ---------
                                                  40,083                   787
EXPENSES:
Management (Note 2).................. $  7,005            $1111,400
Administration (Note 2)..............    2,773                  467
Professional.........................    5,932               13,583
Shareholder reporting................    5,553                  333
Amortization of organization costs
 (Note 2)............................      613                  915
Custody..............................      510                6,861
Registration.........................      152                  --
Other................................      797                  --
                                      --------            ---------
Total expenses.......................   23,335               23,559
Expenses assumed by the Advisor and
 reduced by a custodian fee            (23,335)             (23,559)
 arrangement (Note 2)................ --------            ---------
Net Expense..........................                --                    --
                                                --------             ---------
Net investment income................             40,083                   787
REALIZED AND UNREALIZED GAIN (LOSS)
 OF INVESTMENTS (NOTE 3):
Realized gain from security
 transactions........................                883                   --
Realized gain from currency
 transactions........................                924                   --
Change in unrealized depreciation of
 foreign denominated receivables and
 payables............................               (453)                  --
Change in unrealized appreciation of
 investments.........................             87,495                10,551
                                                --------             ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................           $128,932             $  11,338
                                                ========             =========

                      See Notes to Financial Statements.

                  Worldwide Balanced Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                        FOR THE                      FOR THE
                                      EIGHT MONTHS                    PERIOD
                                         ENDED          YEAR       DECEMBER 23,
                                      DECEMBER 31,     ENDED         1994+ TO
                                          1996     APRIL 30, 1996 APRIL 30, 1995
                                      ------------ -------------- --------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income..............   $   40,083     $    787       $    --
 Realized gain from security
  transactions......................          883          --             --
 Realized gain from foreign currency
  transactions......................          924          --             --
 Change in unrealized depreciation
  of foreign currency receivables
  and payables......................         (453)         --             --
 Change in unrealized appreciation
  of investments....................       87,495       10,551            --
                                       ----------     --------       --------
 Increase in net assets resulting
  from operations...................      128,932       11,338            --
                                       ----------     --------       --------
 Dividends to shareholders from net
  investment income.................         (812)         --             --
                                       ----------     --------       --------
CAPITAL SHARE TRANSACTIONS:*
 Net proceeds from sale of shares...    1,647,934      653,649         20,864
 Reinvestment of dividends..........          812          --             --
                                       ----------     --------       --------
                                        1,648,746      653,649         20,864
 Cost of shares reacquired..........     (619,220)     (71,259)       (11,658)
                                       ----------     --------       --------
 Increase in net assets resulting
  from capital share transactions...    1,029,526      582,390          9,206
                                       ----------     --------       --------
  Total increase in net assets......    1,157,646      593,728          9,206
NET ASSETS:
 Beginning of period................      607,934       14,206          5,000
                                       ----------     --------       --------
 End of period (including
  undistributed net investment
  income of $40,982, $787 and $0,
  respectively).....................   $1,765,580     $607,934       $ 14,206
                                       ==========     ========       ========
*SHARES OF BENEFICIAL INTEREST
 OUTSTANDING ISSUED AND REDEEMED
 (WITH AN UNLIMITED NUMBER OF $.001
 PER VALUE SHARES AUTHORIZED)
 Shares sold........................      157,450       64,737          2,086
 Dividend reinvestment..............           79          --             --
                                       ----------     --------       --------
                                          157,529       64,737          2,086
 Shares reacquired..................      (58,046)      (7,097)        (1,165)
                                       ----------     --------       --------
 Net increase.......................       99,483       57,640            921
                                       ==========     ========       ========

+ Commencement of operations.

                      See Notes to Financial Statements.

                 Worldwide Balanced Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                    FOR THE                         FOR THE
                                  EIGHT MONTHS                    PERIOD FROM
                                     ENDED                     DECEMBER 23, 1994+
                                  DECEMBER 31,    YEAR ENDED           TO
                                      1996      APRIL 30, 1996   APRIL 30, 1995
                                  ------------  -------------- ------------------
Net Asset Value, Beginning of       $ 10.29        $ 10.00          $ 10.00
 Period.........................    -------        -------          -------
Income From Investment
 Operations:
 Net Investment Income..........       0.25           0.04++           0.00
 Net Gains on Securities (both         0.61           0.25             0.00
  realized and unrealized)......    -------        -------          -------
Total From Investment                  0.86           0.29             0.00
 Operations.....................    -------        -------          -------
Less: Distributions from Net          (0.01)           --               --
 Investment Income..............    -------        -------          -------
Net Asset Value, End of Period..    $ 11.14        $ 10.29          $ 10.00
                                    =======        =======          =======
Total Return (a)................      8.38%          2.90%            0.00%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).    $ 1,766        $   608          $    14
Ratio of Gross Expenses to
 Average Net Assets.............      2.49%(b)      12.61%            78.40(b)
Ratio of Net Expenses to Average
 Net Assets (b).................      0.00%          0.00%            0.00%
Ratio of Net Income to Average
 Net Assets.....................      4.27%(b)       0.42%            0.00%(b)
Portfolio Turnover Rate.........      0.76%          0.00%            0.00%
Average Commission Rate Paid....    $0.0790        $0.0422

-------
 + Commencement of operations.
++ Based on average shares outstanding.
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year were not annualized.
(b) Annualized.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The Worldwide Balanced Fund fiscal year end changed from April 30 to December 31. The following is a summary of significant accounting policies consistently followed by the Worldwide Balanced Fund series, a non-diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the fiscal year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions attributable to foreign currency fluctuations are recorded as net realized gains and losses on investments. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the period ended December 31, 1996 increased undistributed net investment income and decreased undistributed realized gains by $924.

                            Worldwide Balanced Fund
-------------------------------------------------------------------------------

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earns fees for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of average daily net assets. Van Eck Associates Corporation also earns fees for accounting and administrative services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. Fiduciary International, Inc., the sub-investment advisor, earns fees for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. The sub-investment advisor waived its fee for the period ended December 31, 1996. Van Eck Associates Corporation agreed to waive its management fees and administrative fees and assume all other expenses for the period ended December 31, 1996. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation or the parent company of Fiduciary International, Inc.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the period ended December 31, 1996, the Fund's expenses were reduced by $510 under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement in an income producing asset if it had not entered into such arrangements.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $1,253,522 and $3,294 for the period ended December 31, 1996. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $1,388,865. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $98,046, of which $109,456 related to appreciated securities and $11,410 related to depreciated securities.

NOTE 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and consideration not typically associated with investing in U.S. issuers. These risks include re-evaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $47.

NOTE 6--An income dividend of $0.25 a share was paid on January 31, 1997 to shareholders of record January 29, 1997, with the reinvestment date of January 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Worldwide Balanced Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1996, and the related statements of operations for the eight months then ended and for the year ended April 30, 1996, for the statements of changes in net assets and the financial highlights for the eight months then ended, for the year ended April 30, 1996 and for the period from December 23, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Balanced Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1996, the results of its operations for the eight months then ended and for the year ended April 30, 1996, the changes in its net assets and the financial highlights for the eight months then ended, for the year ended April 30, 1996 and for the period from December 23, 1994 (commencement of operations) to April 30, 1995, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.

New York, New York
February 18, 1997

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

   VAN ECK WORLDWIDE
    INSURANCE TRUST

-----------------------

Worldwide Balanced Fund


Van Eck Worldwide Insurance Trust
----------------------------------
99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.

FR1997-0203-0029


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December 31, 1996


    VAN ECK
   WORLDWIDE
INSURANCE TRUST
 ANNUAL REPORT


  Worldwide

Balanced Fund


JAPANESE EQUITIES (Yen) GERMAN BONDS (Yen) AUSTRALIAN EQUITIES (Yen) FRENCH BONDS (Yen) GERMAN EQUITIES (Yen) US BONDS (Yen) SWEDISH EQUITIES (Yen) JAPANESE BONDS (Yen) HONG KONG EQUITIES (Yen) UK BONDS (Yen) German equities (Yen) HONG KONG BONDS (Yen) FRENCH EQUITIES (Yen) GERMAN EQUITIES (Yen) SWEDISH EQUITIES
(Yen) JAPANESE EQUITIES (Yen) FRENCH BONDS (Yen) HONG KONG EQUITIES (Yen) GERMAN BONDS (Yen) US BONDS (Yen) DUTCH EQUITIES (Yen) UK EQUITIES (Yen) US BONDS (Yen) AUSTRALIAN EQUITIES


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